Exhibit 99.1

Broad Capital Acquisition Corp Confirms Funding to Extend Period to Consummate Initial Business Combination to June 13, 2024

Dallas, Texas – May 20, 2024 — Broad Capital Acquisition Corp. (the “Company”) (NASDAQ: BRAC, BRACR, BRACU), a special purpose acquisition company formed by Broad Capital LLC, today announced that on May 10, 2024 it caused to be deposited $60,000 (the “Extension Payment”) into the Company’s trust account for its public stockholders, representing $0.035 per public share, allowing the Company to extend the period of time it has to consummate its initial business combination to June 13, 2024 (the “Monthly Extension”). The Monthly Extension is the fifth of the twelve monthly extensions permitted under the Company’s Amended and Restated Certificate of Incorporation, as amended to date.

Business Combination

On January 18, 2023, the Company entered into a definitive Agreement and Plan of Merger and Business Combination Agreement, as amended (the “Business Combination Agreement”), with Openmarkets Group Pty Ltd, an Australian proprietary limited company (“OMG”), BMYG OMG Pty Ltd, an Australian proprietary limited company, and Broad Capital LLC, a Delaware limited liability company, solely in its capacity as the Company’s sponsor, pursuant to which the Company will enact its initial business combination.

About the Company

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company is led by its Chief Executive Officer, Johann Tse.

About OMG

OMG is a leading Australian financial services technology group serving its various client groups—fintechs, dealer groups and private wealth advisers, traders, and stockbrokers.

Additional Information and Where to Find It

For additional information on the proposed business combination, see the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 24, 2023 and its subsequent filings that reflect amendments to the Business Combination Agreement. In connection with the business combination, the Company has filed relevant materials with the SEC, including a Registration Statement on Form S-4 (including the joint proxy statement/prospectus contained therein, as amended, the “Registration Statement”). Before making any voting decision, the Company’s stockholders are advised to read the Registration Statement, the amendments thereto and any documents incorporated by reference therein, if any, filed in connection with the proposed business combination, as these materials will contain important information about OMG and the Company and the proposed business combination. Promptly after any SEC comments on the Registration Statement have been cleared, the Company will deliver a definitive proxy statement and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the Registration Statement. The documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Broad Capital Acquisition Corp., 6208 Sandpebble Ct., Dallas, TX 75254; Attn: Rita Jiang; rita.jiang@brac-spac.com; tel. (646) 691-5047.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

The Company, OMG, and their respective directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of the Company’s common stock in respect of the proposed transaction described herein. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) and the final prospectus dated January 11, 2022 (the “Prospectus”) filed with the SEC in connection with the Company’s initial public offering, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation are included in the Registration Statement pertaining to the proposed transaction. These documents can be obtained free of charge from the sources indicated below.

Cautionary Statement Regarding Forward Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this press release regarding the proposed transactions contemplated by the Business Combination Agreement, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company and the expected timing of the business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company and OMG managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, OMG, the combined company, or others following the announcement of the business combination; (3) the inability to complete the business combination, including due to the failure to obtain approval of the Company’s stockholders or to satisfy other conditions to closing in the Business Combination Agreement; (4) the amount of redemption requests made by the Company’s stockholders; (5) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws; (6) the ability to meet Nasdaq listing standards following the consummation of the business combination; (7) the risk that the business combination disrupts current plans and operations of OMG as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that OMG or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (12) the availability of capital to support future operations and OMG estimates of expenses; (13) changes in the assumptions underlying OMG’s expectations regarding its future business or business model; and (14) other risks and uncertainties set forth in the Registration Statement filed with the SEC in connection with the business combination, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by the Company.

A further list and description of risks and uncertainties can be found in the Company’s Form 10-K and in the Registration Statement filed with the SEC by the Company in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this press release is based only on information currently available to the Company and OMG and speaks only as of the date on which it is made. The Company and OMG undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law. Forecasts and estimates regarding OMG’s industry and end markets are based on sources the Company and OMG believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and do not reflect actual results.

Contact:

Broad Capital Acquisition Corp.

6208 Sandpebble Ct., Dallas, TX 75254

Johann Tse, Chief Executive Officer

(469) 951-3088